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                      STATEMENT OF ADDITIONAL INFORMATION

                             AIM SUMMIT FUND, INC.
                                CLASS I SHARES

    Supplement dated May 21, 1999 to the Statement of Additional Information
                  dated March 1, 1999, as revised May 4, 1999

Effective July 1, 1999 TradeStreet Investment Associates, Inc. will no longer provide sub-advisory services to the fund.